UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 6, 2006

TradeStation Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	000-31049	650977576
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8050 SW 10th Street, Suite 4000, Plantation, Florida		33324
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(954) 652-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 6, 2006, the shareholders of TradeStation Group, Inc. (sometimes referred to herein as the "company") at its annual meeting of shareholders approved and adopted an amendment and restatement of the TradeStation Group, Inc. Incentive Stock Plan. The TradeStation Group, Inc. Amended and Restated Incentive Stock Plan (the "Amended and Restated Stock Plan") extended the expiration date to June 5, 2016, and increased the number of shares of the company's common stock, $.01 par value, reserved for issuance under such plan by 4,500,000, subject to any future antidilution adjustments.

A general description of the material provisions of the Amended and Restated Stock Plan are summarized below. This summary is qualified in its entirety by reference to the actual text of the Amended and Restated Stock Plan (see Exhibit 10.1 hereto which is incorporated by reference to Exhibit "B" to TradeStation Group's 2006 Proxy Statement filed with the Securities and Exchange Commission on April 28, 2006).

Administration

The Amended and Restated Stock Plan is administered by the compensation committee, whose members must qualify as "nonemployee directors" (as such term is defined in Rule 16b-3 under the Exchange Act or any successor to such provision) and/or meet such other requirement as from time to time required by the rules of The NASDAQ Stock Market (or such other exchange or transaction reporting system on which the company’s common stock is primarily traded). The compensation committee is authorized to determine, among other things, the employees to whom, and the times at, and terms upon which, stock-based awards are to be granted. The compensation committee also determines the treatment to be afforded to a participant in the Amended and Restated Stock Plan in the event of termination of employment for any reason, including death, disability or retirement, or change in control, and may take such other actions consistent with the Amended and Restated Stock Plan as it deems necessary or advisable.

The compensation committee may delegate to the company’s Co-CEOs the authority to grant options under the Amended and Restated Stock Plan to employees (other than officers) of the company identified by the Co-CEOs. The compensation committee has historically delegated to the Co-CEOs the authority to grant options covering up to 250,000 shares of common stock per annum, and retains the ability to revoke the delegation at any time. No such authority is currently delegated to the Co-CEOs.

The board of directors has the power to amend the Amended and Restated Stock Plan from time to time. The approval of the company's shareholders is required for any amendment which (i) would change or materially expand the class of persons eligible for participation or otherwise materially modify the requirements as to eligibility for participation, or (ii) would increase the maximum number of shares available for issuance, or (iii) would materially increase benefits to participants under the plan, or (iv) would expand the types of stock options or other awards available, or (v) is otherwise required to be approved by the shareholders to maintain the plan’s status as a qualified plan pursuant to the Internal Revenue Code, as a protected plan pursuant to securities laws or rules, or as otherwise required by any stock market, exchange or market system on which the common stock of the company is listed.

Duration

The Amended and Restated Stock Plan will expire on June 5, 2016. The expiration of the Amended and Restated Stock Plan will not affect any options previously granted and then outstanding under the plan. Such outstanding options would remain in effect until they have been exercised, terminated or have expired.

Eligibility

Eligible participants consist of employees or prospective employees (conditioned upon, and effective not earlier than his or her becoming an employee) of the company, and independent contractors (including persons other than individuals) providing consulting or advisory services to the company, as the compensation committee in its sole discretion determines to be responsible for the success and future growth and profitability of the company and whom the compensation committee may designate from time to time to receive awards under the Amended and Restated Stock Plan. Employees who are also officers or directors of the company or its subsidiaries will not by reason of such offices be ineligible to receive awards.

Types of Awards

Awards under the Amended and Restated Stock Plan may be granted in any one or a combination of (a) stock options, (b) stock appreciation rights, (c) stock awards, (d) performance shares, and (e) performance units.

Number of Shares Reserved

The company has reserved an aggregate of 12,000,000 shares of Common Stock for issuance under the Amended and Restated Stock Plan (inclusive of all shares of common stock of the company and its predecessor company previously issued or assumed under the plan and those remaining available for issuance under the plan immediately prior to the effective date of this amendment and restatement), subject to future antidilution adjustments. Any shares subject to stock options or stock appreciation rights or issued under such options or rights or as stock awards may thereafter be subject to new options, rights or awards under the Amended and Restated Stock Plan if there is a lapse, expiration or termination of any such options or rights prior to issuance of the shares or the payment of the equivalent or if shares are issued under such options or rights or as such awards and thereafter are reacquired by the company pursuant to rights reserved by the company upon issuance thereof.

Stock Options

Stock options consist of awards, in the form of agreements, which enable the holder to purchase a specific number of shares of common stock, at set terms and at a fixed purchase price. Incentive stock options (ISOs) are options that qualify for preferred tax treatment under Section 422 of the Internal Revenue Code (the "Code"). Nonqualified stock options (NSOs) are options that do not qualify as ISOs. Options designated as ISOs that fail to meet or continue to meet the requirements of Section 422 of the Code shall be redesignated as nonqualified stock options for federal income tax purposes automatically, without further action by the compensation committee, as of the date of such failure.

The compensation committee determines the term of each option and the time or times, and conditions (such as a change in control) under which, each option vests and may be exercised. However, the term of an incentive stock option may not exceed ten years from the date of grant and the term of a nonqualified stock option may not exceed fifteen years from the date of grant.

The compensation committee also determines the option exercise price. However, the exercise price of an incentive stock option may not be less than the fair market value of common stock on the date of grant. Under certain circumstances relating to ownership of more than 10% of the total combined voting power of all classes of stock of TradeStation Group, the exercise price of an incentive stock option may not be less than 110% of the fair market value on the date of grant and the term of such incentive stock option may not exceed five years from the date of grant. For purposes of the Amended and Restated Stock Plan and any awards thereunder, "fair market value" of common stock is the mean between the highest and lowest sale prices for TradeStation Group's common stock as reported on The NASDAQ National Market on the date immediately preceding the date of grant, or on the next preceding trading date if common stock was not traded on the date immediately preceding the date of grant; provided, however, that, if TradeStation Group's common stock is not at any time readily tradable on a national securities exchange or other market system, "fair market value" shall mean the amount determined in good faith by the compensation committee as the fair market value of the common stock of TradeStation Group.

The aggregate fair market value, determined as of the time the option is granted, of the common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year shall not exceed $100,000 and, to the extent in excess of such $100,000, such excess options shall be treated as a NSO.

If a holder of an option terminates his or her employment relationship for any reason, his or her option may be exercised to the extent it had vested and was exercisable at the date of such termination for a period of time determined by the compensation committee at the time the option is granted.

The option exercise price may be paid by check or, in the discretion of the compensation committee, by the delivery of common shares of the company then owned by the participant or a combination of methods of payment; provided, however, that option agreements may provide that payment of the exercise price by delivery of common shares of the company then owned by the participant may be made only if such payment in and of itself does not result in a charge to earnings for financial accounting purposes as determined by the compensation committee. In the discretion of the compensation committee, if common shares are readily tradable on a national securities exchange or other market system at the time of option exercise, payment may also be made by delivering a properly executed exercise notice to the company together with a copy of irrevocable instructions to a broker to deliver promptly to the company the amount of sale or loan proceeds to pay the exercise price, or any substantially similar "cashless exercise" program. To facilitate the foregoing, the company may enter into agreements or arrangements for coordinated procedures with one or more brokerage firms, including affiliated brokerage firms.

Stock Appreciation Rights

A stock appreciation right is a right to participate in the appreciation of the fair market value of the shares of common stock subject to the right. Stock appreciation rights may be granted to the holders of stock options or may be granted independently of and without relation to stock options. Stock appreciation rights granted in conjunction with a stock option will entitle the holder to elect, in lieu of exercising the stock option, to receive the appreciation in the fair market value of the shares subject to the option up to the date the right is exercised. Such appreciation shall be measured from not less than the option exercise price. In the case of a stock appreciation right issued independently of any stock option, such appreciation shall be measured from not less than 85% of the fair market value of the common stock on the day the right is granted. Payment of such appreciation shall be made in cash or in shares of common stock, or a combination thereof, as determined by the compensation committee and as set forth in the award, but no stock appreciation right shall entitle the holder to receive, upon exercise thereof, more than the number of shares of common stock (or cash equivalent) with respect to which the right is granted. A stock appreciation right relating to nonqualified stock option may be made as part of the nonqualified stock option at the time of its grant or at any time thereafter up to six months prior to its expiration. A stock appreciation right relating to an incentive stock option may be made a part of such incentive stock option only at the time of its grant. Each stock appreciation right will be exercisable at the times and to the extent set forth therein, but no stock appreciation right shall be exercisable earlier than six months after the date it was granted or later than the earlier of (i) the term of the related stock option, if any, and (ii) 15 years after it was granted.

Stock Awards

A stock award is a grant of shares of common stock to the grantee without payment for such shares or payment at less than fair market value of the shares as additional compensation for services rendered to TradeStation Group. Stock awards are subject to such terms and conditions as the compensation committee determines, including, without limitation, restrictions on the sale or other disposition of such shares and rights of TradeStation Group to reacquire such shares for no consideration upon termination of the grantee's employment or consulting relationship within specified periods. The grantee of a stock award shall have, with respect to the shares subject to such stock award, all the rights of a holder of shares of TradeStation Group's common stock, including the right to receive dividends and to vote the shares.

Performance Shares

Performance shares entitle the grantee to receive shares of common stock or cash of an equivalent value at the end of a specified performance period. A performance period relates to the period during which the receipt of the shares of common stock will be deferred. Performance shares may be awarded either alone or in addition to other awards under the Amended and Restated Stock Plan. The compensation committee will determine the number of performance shares to be awarded to any grantee, the duration of the performance period and the conditions under which receipt of the shares of common stock will be deferred, and the other terms and conditions of the grant. The compensation committee may condition the grant of performance shares upon the attainment of certain specified performance goals or other factors or criteria as the compensation committee shall determine. Unless otherwise determined by the compensation committee at the time of the award of a performance share, any dividends payable during the performance period with respect to the shares covered by a performance share award will not be paid to the grantee. Subject to the provisions of the performance share award and the Amended and Restated Stock Plan, at the expiration of the performance period, shares of common stock and/or cash of an equivalent value shall be delivered to the grantee, or his or her legal representative, in a number equal to the vested shares covered by the performance share award. If the grantee's employment or consulting arrangement with TradeStation Group terminates during the performance period, the performance shares in question will vest or be forfeited in accordance with the terms and conditions established by the compensation committee.

Performance Units

Performance units consist of the right to receive a fixed dollar amount, payable in cash or shares of common stock or a combination of both. Performance units may be awarded either alone or in addition to other awards under the Amended and Restated Stock Plan. The compensation committee will determine the time or times at which performance units shall be awarded, the duration of the period during which, and the conditions under which, a grantee's right to performance units will be vested, and the other terms and conditions of the award of performance units. The compensation committee may condition the vesting of performance units upon the attainment of certain specified goals or such other factors or criteria as the compensation committee shall determine. At the expiration of the applicable period, the compensation committee shall determine the extent to which the performance goals have been achieved, and the percentage of the performance units that have vested. Subject to the applicable provisions of the performance unit grant and the Amended and Restated Stock Plan, at the expiration of the applicable period, cash and/or shares of common stock of an equivalent cash value shall be delivered to the grantee, or his or her legal representative, in payment of the vested performance units covered by the performance unit award. Upon termination of the grantee's employment or consulting arrangement with TradeStation Group during the applicable period for a given performance unit award, the performance units in question will vest or be forfeited in accordance with the terms and conditions established by the compensation committee.

Nontransferability

Awards granted under the Amended and Restated Stock Plan are non-transferable by the participant, other than as required by law or court order (e.g., divorce decree), by will or the laws of descent and distribution or by the participant to a living revocable trust whereunder the participant is grantor and trustee and the trust is a disregarded entity for income tax purposes with respect to the participant, if the award expressly so provides, to the participant's immediate family, which for purposes of the Amended and Restated Stock Plan is limited to the participant's children, grandchildren and spouse, or to one or more trusts for the benefit of such immediate family members or partnerships in which such immediate family members and/or trusts are the only partners. Except with respect to a qualified domestic relations order, awards may be exercised during the lifetime of the participant only by the participant. In the event of the death of a participant while the participant is rendering services to TradeStation Group, each award theretofore granted to him or her shall be exercisable during such period after his or her death as the compensation committee shall in its discretion set forth in such award at the date of grant, but not beyond the stated duration of the award, and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the award passes by will, trust or the laws of descent and distribution, and only to the extent that the deceased participant was entitled to do so at the date of his or her death.

Adjustment Provisions

If TradeStation Group at any time changes the number of issued common stock without new consideration to TradeStation Group (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the common stock) or makes a distribution of cash or property which has a substantial impact on the value of issued common stock, the total number of shares available for awards under the Amended and Restated Stock Plan shall be appropriately adjusted and the number of shares covered by each outstanding award and the reference price or fair market value for each outstanding award shall be adjusted so that the net value of such award shall not be changed.

In the event any sale of assets, merger, consolidation, combination or other corporate reorganization or restructuring of TradeStation Group with or into another corporation which results in the outstanding common stock being converted into or exchanged for different securities, cash or other property, each outstanding award, subject to the other provisions of the Amended and Restated Stock Plan and any limitation applicable to a particular award, may be assumed or substituted by the successor corporation (or a parent or subsidiary of such successor corporation) and the grantee will be entitled to receive, upon exercise of the award, an equivalent amount of securities, cash or other property received with respect to the common stock in such transaction as would have been received upon exercise of the award immediately prior to such transaction.

Withholding

All payments or distributions made pursuant to the Amended and Restated Stock Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If TradeStation Group proposes or is required to distribute common stock pursuant to the Amended and Restated Stock Plan, it may require the recipient to remit to it an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such common stock. The compensation committee may, in its discretion and subject to such rules as it may adopt, permit an award holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with the exercise of a nonqualified stock option or a stock appreciation right, the receipt or vesting of stock awards, or the receipt of common stock upon the expiration of the applicable period with respect to any performance shares or performance units, by electing to have TradeStation Group withhold common stock having a fair market value equal to the amount to be withheld.

Other Provisions

A participant's right, if any, to continue to serve TradeStation Group as an officer, employee, independent contractor or otherwise, shall not be enlarged or otherwise affected by such person's designation as a participant under the Amended and Restated Stock Plan, nor shall the Amended and Restated Stock Plan in any way interfere with the right of TradeStation Group, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the participant from the rate in existence at the time of the grant of an award.

The Amended and Restated Stock Plan and actions taken in connection therewith shall be governed by and construed in accordance with the laws of the State of Florida, regardless of the law that might otherwise govern under applicable Florida principles of conflict of laws.

The board may amend, alter, suspend or discontinue the Amended and Restated Stock Plan at any time, but such amendment, alteration, suspension or discontinuation may not adversely affect any outstanding award without the consent of the holder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1:

TradeStation Group, Inc. Amended and Restated Incentive Stock Plan (incorporated by reference to Exhibit "B" to TradeStation Group, Inc.'s 2006 Proxy Statement filed with the Securities and Exchange Commission on April 28, 2006.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TradeStation Group, Inc.

June 7, 2006	By:	/s/ Marc J. Stone

Name: Marc J. Stone
Title: Vice President of Corporate Development, General Counsel & Secretary